UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2025

Venture Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42486	93-3539083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, Suite 1500		22209
Arlington, VA		(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (202) 759-6740
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	VG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 6, 2025, Venture Global, Inc. (“Venture Global” or the “Company”) announced the volume of LNG cargos exported from its facilities and the weighted averaged fixed liquefaction fee realized by the Company from such exports for the quarter ended September 30, 2025. During the commissioning or operations phases of one or more of the Company’s facilities, the Company may disclose after the end of the calendar quarter, but before the Company’s quarterly earnings report, certain key performance metrics.

Venture Global

For the quarter ended September 30, 2025, Venture Global exported 100 cargos totaling 371.8 TBtu from all facilities, realizing a weighted average fixed liquefaction fee of $5.07/MMBtu.

Calcasieu Pass

For the quarter ended September 30, 2025, Venture Global exported 36 cargos totaling 133.0 TBtu from its Calcasieu Pass facility, realizing a weighted average fixed liquefaction fee of $1.97/MMBtu.

Plaquemines LNG

For the quarter ended September 30, 2025, Venture Global exported 64 cargos totaling 238.8 TBtu from its Plaquemines facility, realizing a weighted average fixed liquefaction fee of $6.79/MMBtu.

Revenue Recognition

The Company recognizes revenue when it transfers control of promised goods or services to its customers in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those goods or services. Revenue from the sale of LNG is recognized by the Company at the point in time when the LNG is delivered to the customer at the agreed upon LNG terminal which is the point when legal title, physical possession and the risks and rewards of ownership transfer to the customer. Each individual molecule of LNG is viewed as a separate performance obligation.

Revenue associated with cargos exported on a Free on Board (“FOB”) basis is generally recognized when the LNG vessel is loaded and unmoors from one of our facilities. Revenue associated with cargos exported on a Delivered Ex-Ship (“DES”), Delivered Place Unloaded (“DPU”) or other delivered basis is generally recognized upon delivery of the LNG at the vessel destination. Occasionally, revenue associated with a cargo we export from our LNG terminals in a reporting period under such DES, DPU or other delivery terms will be recognized by the Company in a subsequent reporting period due to the time required for the vessel to successfully travel to its destination and unload its cargo.

For the quarter ended September 30, 2025, we exported two DES cargos from our Plaquemines LNG facility on our owned or chartered LNG vessels that will be recognized in the following quarter. Additionally, we recognized revenue from 2.88 TBtu from a partially loaded cargo at the Plaquemines facility.

Third Quarter 2025 Results

The Company’s net income, cash flow and other results will be announced along with the rest of its financial performance when the Company announces third quarter earnings. The volume of LNG cargos exported and weighted averaged fixed liquefaction fee realized by the Company represent only a few measures of the Company’s operating performance for the quarter ended September 30, 2025, and should not be relied on as sole indicators of quarterly financial results, which depend on a variety of factors.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical facts, included herein are “forward-looking statements.” In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,”

“estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.

These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, including in relation to our recognition of revenue, expectations regarding the development, construction, commissioning and completion of our projects, expectations regarding sales of LNG cargos, estimates of the cost of our projects and schedule to construct and commission our projects, our anticipated growth strategies and anticipated trends impacting our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Those factors are more fully detailed in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) and any subsequent reports filed with the SEC. In addition, any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements as a result of new information or future events.

The information furnished with this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Venture Global, Inc.
Dated: October 6, 2025

By: /s/ Jonathan Thayer
Jonathan Thayer
Chief Financial Officer